Exhibit 99.1

PHEAA Student Loan Trust I Series 2003-1 and Series 2004-1

Monthly Statement to Noteholders

As of and for the month ended:  10/31/04

Pursuant to Section 12.04 of the Indenture of Trust the following information is provided to the Indenture Trustee by the Issuer.  The information provided below has not been verified by an independent source, but is believed to be true and accurate to the best of the Issuer’s knowledge.

Section 12.04:

(a)          The amount of payments with respect to each series of Notes with respect to principal during the preceding month:

Series	Class	Principal paid
2003-1	A-1	$18,312,000.00
2003-1	A-2	$—
2003-1	A-3	$—
2003-1	B-1	$—
2004-1	A-1	$—
2004-1	A-2	$—
2004-1	A-3	$—
2004-1	B-1	$—

(b)         The amount of payments with respect to each series of Notes with respect to interest during the preceding month:

Series	Class	Interest paid
2003-1	A-1	$710,200.80
2003-1	A-2	$120,885.33
2003-1	A-3	$135,100.00
2003-1	B-1	$32,666.67
2004-1	A-1	$1,003,105.56
2004-1	A-2	$137,704.92
2004-1	A-3	$127,377.05
2004-1	B-1	$31,825.14

(c)          The amount of payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over:

Series	Class	Interest carryover
2003-1	A-1	$—
2003-1	A-2	$—
2003-1	A-3	$—
2003-1	B-1	$—
2004-1	A-1	$—
2004-1	A-2	$—
2004-1	A-3	$—
2004-1	B-1	$—

(d)         The principal balance of Financed Student Loans as of the close of business on the last day of the preceding month;

Principal Balance of Financed Student Loans:	$700,902,663.31

(e)          The aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of the preceding month, after giving effect to payments allocated to principal reported under clause (a) above;

Series	Class	Principal Note Balance
2003-1	A-1	$145,036,000.00
2003-1	A-2	$80,950,000.00
2003-1	A-3	$90,000,000.00
2003-1	B-1	$20,000,000.00
2004-1	A-1	$200,000,000.00
2004-1	A-2	$90,000,000.00
2004-1	A-3	$90,000,000.00
2004-1	B-1	$20,000,000.00

(f)            The interest rate for any series of variable rate Notes, indicating how such interest rate is calculated;

Series	Class	Interest Rate	Basis
2003-1	A-1	2.160%	Act / 360 reset 01/25, 04/25, 07/25 & 10/25
2003-1	A-2	1.980%	Act / 360 reset every 28 days
2003-1	A-3	1.950%	Act / 360 reset every 28 days
2003-1	B-1	2.150%	Act / 360 reset every 28 days
2004-1	A-1	2.220%	Act / 360 reset 01/25, 04/25, 07/25 & 10/25
2004-1	A-2	2.000%	Act / 366 reset every 28 days
2004-1	A-3	1.980%	Act / 366 reset every 28 days
2004-1	B-1	2.150%	Act / 366 reset every 28 days

(g)         The amount of servicing fees allocated to the Servicer as of the close of business on the last day of the preceding month;

Servicing Fees :	$292,045.11

(h)         The aggregate amount of the fees due to the Administrator, Auction Agent, Market Agent, Calculation Agent, Broker Dealer, Owner Trustee, Indenture Trustee, Eligible Lender Trustee and each Broker-Dealer, allocated as of the close of business on the last day of the preceding month;

	Accrued expenses
Consolidation Rebate Fees:	$459,454.19
Administrator:	$146,019.05
Auction Agent:	$24,608.29	Payable yearly in advance - 1 bps
Market Agent:	$—
Calculation Agent:	$—
Broker-Dealer:	$19,004.51
Owner Trustee:	$5,000.00	Payable yearly in advance - $6,000.
Indenture & Eligible
Lender Trustee:	$25,415.37
Aggregate Fees Due:	$679,501.41

(i)             Triggering event which would cause any portion of the Administration Fee to be paid in a lower priority than would otherwise be applicable;

(a) Is default rate on student loans during the period 12/10/03 through 12/09/04 = or > 16%		No

Cumulative principal balance of defaulted loans		1,573,283.93
Initial Financed Student Loan pool balance (principal)		$775,572,199.86
Add-on consolidation loans purchased		$130,191.71
Total Financed Student Loan pool balance		$775,702,391.57
Cumulative default percentage for defined period		0.20%

(b) Has the average quarterly 91 day T-bill been = or > 9.00% in any calendar qtr.?		No
Qtr. Ended: 09/30/04	1.53%

Administration fee in normal priority if (a) or (b) is “Yes”:	Not Applicable
Adminstration fee at lower priority if (a) or (b) is “Yes”:	Not Applicable

(c) Is there a Net Loan Rate Restriction Period in effect or have any Auction Rate Notes accrued interest at the maximum rate?
No
(d) Was the prior quarter principal amount distributed for the 2003-1 Class A-1 Notes less than the targeted principal amount due?
No
(e) Has an event of default occurred and is continuing?
No

(j)             The amount of the Recoveries of Principal and interest received during the preceding month relating to Financed Student Loans;

Financed Student Loan principal payments received during preceding month	$7,419,862.86
Financed Student Loan interest payments received during preceding month	$2,168,978.56
Interest subsidy and special allowance payments (net)	$—
Total Recoveries of Principal and interest during preceding month	$9,588,841.42

(k)          The amount of any shortfalls in the payment of interest or principal on the Notes;

Principal shortfalls on Notes	$—
Interest shortfalls on Notes	$—

(l)             The amount of the aggregate realized losses, if any;

Aggregate realized losses through prior month’s report:	$13,377.02
Preceding month’s aggregate losses:	$5,088.67
Aggregate realized losses through preceding month	$18,465.69

(m) The amount of any Trust Derivative Payments;	Not Applicable

(n) The amount of any Counterparty Derivative Payments;	Not Applicable

(o)         The amount of the deposits to and withdrawals from the Reserve Fund during the preceding month, and the balance of the Reserve Fund as of the close of business on the last day of the preceding month;

Reserve Fund balance - beginning of period (10/01/04)	$7,561,018.37
Deposits to Reserve Fund	$10,630.05
Wtihdrawals from Reserve Fund	$(6,046.90)
Reserve Fund balance - end of period (10/31/04)	$7,565,601.52

(p) The portion, if any, of the payments attributable to amounts on deposit in the Acquisition Fund:	$—

(q) The aggregate amount, if any, paid by the Indenture Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund during the preceding month;	$16,783.16

(r) The amount of any premium paid on Student Loans acquired during the preceding month from amounts on deposit in the Acquisition Fund;	$—

(s) The amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Revenue Fund;	$—

(t) The aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during the preceding month;	$—

(u) The number and principal amount of Financed Student Loans, as of the close of business on the last day of the preceding month, that are:

	Principal balance	# of loans	%
(i) 31 to 60 days delinquent	$13,638,021.91	2,249	1.95%
(ii) 61 to 90 days delinquent	$6,475,236.23	1,245	0.92%
(iii) 91 to 120 days delinquent	$5,008,403.17	944	0.71%
(iv) 121 to 150 days delinquent	$2,316,238.37	421	0.33%
(v) 151 to 180 days delinquent	$1,505,779.54	255	0.21%
(vi) 181 to 210 days delinquent	$1,853,678.47	234	0.26%
(vii) 211 to 240 days delinquent	$778,430.98	139	0.11%
(viii) 241 to 270 days delinquent	$183,863.11	76	0.03%
(ix) 271 to 300 days delinquent	$187,637.39	48	0.03%
(x) 300 to 330 days delinquent	$75,166.66	29	0.01%
(xi) greater than 330 days delinquent	$10,085.27	5	0.00%
(xii) claims filed and are awaiting payment;	$171,665.56	46	0.02%
Total Delinquent and In Claim Process Loans	$32,204,206.66	5691	4.59%

(v) The Value of the Trust Estate and the principal amount of the Notes Outstanding as of the close of business on the last day of the preceding month;

Financed Student Loan principal	$700,902,663.31
Financed Student Loan accrued borrower interest	$3,533,783.00
Accrued interest subsidy and special allowance	$79,276.89
Investments	$26,509,982.88
Accrued investment income	$—
Total Value of Trust Estate	$731,025,706.08

Notes:
2003-1 Class A-1	$145,036,000.00
2003-1 Class A-2	$80,950,000.00
2003-1 Class A-3	$90,000,000.00
2003-1 Class B-1	$20,000,000.00
2004-1 Class A-1	$200,000,000.00
2004-1 Class A-2	$90,000,000.00
2004-1 Class A-3	$90,000,000.00
2004-1 Class B-1	$20,000,000.00
Total Notes outstanding	$735,986,000.00

(w) The number and percentage by dollar amount of:

	Principal balance	# of loans	%
(i) rejected claims for Financed Student Loans	$—	0	0.00%
(ii) Financed Student Loans in forbearance	$42,184,331.86	5,876	6.02%
(iii) Financed Student Loans in deferment	$47,615,072.28	8,280	6.79%

(x) The Pool Balance as of the close of business on the last day of the preceding month;

Financed Student Loan principal	$700,902,663.31
Interest expected to be capitalized	$1,350,237.56
Total Pool Balance	$702,252,900.87

(y) The Pool Factor for each series of Notes as of the close of business on the last day of the preceding month;

	Principal balance	Pool Factor
2003-1 Class A-1 Notes	$145,036,000.00	0.7251800
2003-1 Class A-2 Notes	$80,950,000.00	0.8994444
2003-1 Class A-3 Notes	$90,000,000.00	1.0000000
2003-1 Class B-1 Notes	$20,000,000.00	1.0000000
2004-1 Class A-1 Notes	$200,000,000.00	1.0000000
2004-1 Class A-2 Notes	$90,000,000.00	1.0000000
2004-1 Class A-3 Notes	$90,000,000.00	1.0000000
2004-1 Class B-1 Notes	$20,000,000.00	1.0000000

(z)              The aggregate amount in the Funds on the last day of the preceding month, including a breakdown as to the principal and interest paid on the Financed Student Loans and any prepayments in full of Financed Student Loans during the preceding month;

Acquisition Fund	$187,857.90
Reserve Fund	$7,565,601.52
Revenue Fund	$18,756,523.46
Total - All Funds	$26,509,982.88
Financed Student Loan principal payments	$7,419,862.86
Financed Student Loan interest payments	$2,168,978.56
Prepayments in full of Financed Student Loans (includes Claim payments)	$2,806,817.53
Financed Student Loan - Borrower Benefit reductions	$4,702.70

(aa) The Senior Parity Percentage as of the close of business on the last day of the preceding month;

Value of Trust Estate	$731,025,706.08
less: Accrued interest and fees on Class A Notes	$1,295,650.31
Net Value of Trust Estate	$729,730,055.77
Class A Notes outstanding	$695,986,000.00

Senior Parity Percentage	104.85%

(bb) The Parity Percentage as of the close of business on the last day of the preceding month;

Value of Trust Estate	$731,025,706.08
less: Accrued interest and fees on Notes	$1,367,188.57
Net Value of Trust Estate	$729,658,517.51
Total Notes outstanding	$735,986,000.00

Parity Percentage	99.14%

(cc) Principal balance of Financed Student Loans in each of the following statuses:

Principal Balance
(i) forbearance	$42,184,331.86
(ii) deferment	$47,615,072.28
(iii) claims	$171,665.56
(iv) in-school	$43,398.45
(v) grace	$29,292.37
(vi) repayment	$610,858,902.79
Total	$700,902,663.31

(dd) The principal balance of Financed Student Loans by loan type as of the close of business on the last day of the preceding month;

Principal Balance
Consolidation	$531,115,893.30
Plus	$55,829,741.24
Stafford - Subsidized	$71,995,926.97
Stafford - Unsubsidized	$41,961,101.80
Total	$700,902,663.31

(ee) The balance of the Revenue Fund as of the close of business on the last day of the preceding month;	$18,756,523.46

(ff) The amount of the payment attributable to moneys in any Funds, Accounts or Subaccounts established pursuant to the Supplemental Indenture relating to any series of Notes, the amount of any other withdrawals from such Funds, Accounts or Subaccounts and the balance of such Funds, Accounts or Subaccounts as of the close of business on the last day of the preceding month.	$26,509,982.88